                                                                    EXHIBIT 10.4

                               PURCHASE AGREEMENT
                               PURCHASE OF SHARES

         THIS PURCHASE AGREEMENT is made as of the 18th day of September, 1995 by and between the purchaser, whose name and address are shown on the signature page to this Purchase Agreement (the "Purchaser") and Phoenix Network, Inc., a Delaware Corporation, with its principal offices at 550 California Avenue, San Francisco, California 94104, United States of America (the "Company").

         WHEREAS, the Company has duly authorized the issuance, sale and delivery of up to 2,300,000 shares (the "Shares"), of its common stock, par value $0.001 per share.

         WHEREAS, the Shares are being offered and sold by the Company to Purchaser in reliance upon and in conformity with an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act") pursuant to Regulation S under the Securities Act ("Regulation S");

         WHEREAS, the placement of the Shares has been arranged by Oakes, Fitzwilliams & Co. S.A., ("OFCO") as placement agent, (the "Placement Agent") pursuant to an agreement (the "Placement Agent Agreement") between the Company and OFCO;

         WHEREAS, the Company has prepared and Purchaser has received an Offering Memorandum dated September 7, 1995 describing, among other things, the Shares and providing material information about the Company and the terms of the offering (the "Offering Memorandum");

         WHEREAS, the Company wishes to offer and sell to Purchaser, and Purchaser wishes to buy from the Company, the aggregate number of Shares set opposite Purchaser's address on the signature page to this Purchase Agreement for delivery in accordance with this Purchase Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Purchase Agreement, the undersigned agree as follows:

SECTION 1.       AGREEMENT TO SELL AND PURCHASE THE SHARES.


         (a) On the basis of the representations, warranties and agreements contained in this Purchase Agreement but subject to the terms and conditions set forth in this Purchase Agreement, the Company agrees to issue and sell to Purchaser, and Purchase agrees to buy from the Company, on September 18, 1995 or on such other date as may be agreed upon by the Company and Purchaser (the "Closing Date"), the aggregate number of Shares set out opposite Purchaser's address on the signature page of this Purchase Agreement (the "Designated Shares"). The price for the Designated Shares shall be $2.75 per Designated Share, and Purchaser shall pay to the Company the aggregate amount set out opposite Purchaser's address on the signature page to this Purchase Agreement (the "Purchase Price"). Payment of the Purchase Price for the


                                       1.

Designated Shares shall be made by Purchaser to the Company on the Closing Date by wire transfer of immediately available funds in United States Dollars to the account of Phoenix Network Inc. at Union Bank, 350 California Street, San Francisco, California 94104. Account Number: 7000139402. ABA Number: 121000496. Attention Grace Huey (415/705-7177).

         (b) The Company intends to offer and sell other Shares to other investors (together with Purchaser, the "Purchasers") pursuant to separate substantially identical purchase agreements (together with this Purchase Agreement, the "Purchase Agreements").

         (c) completion of the sale and purchase of the Shares (the "Closing") shall take place at the offices of Oakes, Fitzwilliams & Co. Limited, agent for Oakes, Fitzwilliams and Co. S.A. at Byron House, 7-9 St. James's Street, London SW1A 1EE at 4:00 p.m. local time on the Closing Date.
At the Closing, the Company shall deliver to OFCO for the account of Purchaser, one or more stock certificates representing the Shares registered in the name of Purchaser or its nominee, against payment of the Purchase Price therefor in immediately available funds to the account of the Company designated in section 1 (a) of this Purchase Agreement.

         (d) In the event of any change in the issued and outstanding Common Stock of the Company by reason of stock dividends, split-up or combination of the Common Stock, reclassification of the capital stock of the Company or recapitalization of the Company which occurs on or before the Closing, the number of shares Common Stock to be delivered to Purchaser at the Closing and the Purchase Price therefor shall be appropriately adjusted. In addition, in the event that any cash dividends on the Common Stock of the Company shall be payable to shareholders of record as of a record date that falls on any date within the period on and from the time of execution of this Purchase Agreement to and including the Closing Date, the price per Designated Share payable by Purchaser shall be reduced by the amount of such cash dividend per share of Common Stock.

         (e) The obligation of Purchaser to purchase Designated Shares at the Closing shall be conditional upon the delivery by the Company to OFCO, on behalf of all the Purchasers, of:

                 (i) a written opinion of Cooley Godward Castro Huddleson & Tatum, San Francisco, California, United States counsel to the Company, in the form attached hereto as Schedule 1 dated the Closing Date; and

                 (ii) to the extent that the Closing Date shall be a date other than the date of this Purchase Agreement, a certificate of an officer of the Company as to the correctness in all material respects of the representations and warranties of the Company contained in Section 2 of this Purchase Agreement as of the Closing Date, in the form attached hereto as
Schedule 2 dated the Closing Date.

SECTION 2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to Purchaser as follows:


                                       2.

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         2.1     ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all the requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted and as described in the Offering Memorandum. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where such qualification is required by controlling law and where the failure to so qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole. Each Principal Subsidiary (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted and described in the Offering Memorandum. Each Principal Subsidiary of the Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where such qualification is required by controlling law and where the failure to so qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole. The principal subsidiaries of the Company (collectively, the "Principal Subsidiaries") are:

Phoenix Telecom, Inc., a wholly owned subsidiary incorporated in Delaware and Phoenix Network of New Hampshire, a wholly owned subsidiary incorporated in New Hampshire.

         2.2 AUTHORIZED CAPITAL STOCK. The authorized and outstanding capital stock of the Company is as set out in the Offering Memorandum, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. All of the outstanding shares of capital stock of the Principal Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable. All of the outstanding shares of capital stock of the Principal Subsidiaries that are owned directly by the Company are owned by the Company free and clear of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever, except that:

All of the outstanding shares of capital stock of the Principal Subsidiaries that are owned indirectly by the Company through a subsidiary, are owned by such subsidiary free and clear of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever. Except for the capital stock of the subsidiaries of the Company listed in Schedule 2.2 attached hereto and as disclosed in the Offering Memorandum, the Company does not own, directly or indirectly, any equity or debt securities of any other company, corporation, partnership, joint venture or other entity.

         2.3 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE PURCHASE AGREEMENT. The execution, delivery and performance of the Purchase Agreements by the Company (a) have been duly authorized by all requisite corporate action of the Company, and (b) will not violate (i) the Certificate of Incorporation or By-laws of the Company or (ii) any law applicable to the Company or any of its subsidiaries or (iii) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company or any of its Principal Subsidiaries is bound or to which any of the properties or assets of the Company or any of the Principal Subsidiaries are subject, or be in conflict with, or result in a breach of or constitute (upon notice or lapse of


                                       3.

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time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of the Principal Subsidiaries (except for such violation or conflict described in (b)
(iii) above which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole). Upon execution and delivery by the Company, the Purchase Agreements will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         2.4 ISSUANCE AND DELIVERY OF THE SHARES. The offer, issuance, sale and delivery of the Shares in accordance with the Purchase Agreements, have been duly authorized by all requisite corporate action of the Company.
The Shares conform to the description of the Common Stock contained in the Offering Memorandum and conform to the terms of the Common Stock contained in the Company's Certificate of Incorporation. The Shares in the, as and when issued and sold to Purchaser pursuant to this Purchase Agreement, and upon receipt by the Company of the Purchase Price therefor, will be duly and validly issued and outstanding, fully paid and non-assessable, will not be subject to any pre-emptive or similar right, and Purchaser will receive good and valid record title to the shares, free and clear of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever, except such as may have been created by Purchaser.

         2.5     OFFERING MEMORANDUM.

                 (a) The Offering Memorandum, as of its date and at the Closing Date, and any amendment thereof or supplement thereto, as of their respective dates and the Closing Date, did not and will not as of such dates, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions relating to matters of foreign law or made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by any broker-dealer participating in the offering as a placement agent therefor.

                 (b) The documents attached as exhibits to the Offering Memorandum, at the time they were filed with the United States Securities and Exchange Commission (the "Commission"), complied in all material respects with the requirements of the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Offering Memorandum, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                       4.

                 (c) Except as otherwise disclosed in the Offering Memorandum, the consolidated financial statements of the Company and its subsidiaries included in the Offering Memorandum present fairly the consolidated financial condition of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its subsidiaries for the respective periods covered thereby, all in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the entire periods involved.

         2.6 LEGAL PROCEEDINGS. Except as otherwise described in the Offering Memorandum, there are no actions, suits, investigations or proceedings pending to which the Company or any of its subsidiaries is a party before or by any court or governmental agency or body, which in the opinion of management of the Company would result, individually or in the aggregate, in any material adverse change in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or which would materially and adversely affect the consolidated properties or assets thereof; and to the best knowledge of the Company's management, no such actions, suits, investigations or proceedings are threatened by any person, corporation or governmental agency or body.

         2.7 NO MATERIAL CHANGE. Except as disclosed in or contemplated by the Offering Memorandum, there has been no material adverse change or, to the best knowledge of the Company's management, any development which will result in a material adverse change, in or affecting the business operations, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries since December 31, 1994.

         2.8 PROPERTIES AND ASSETS. Each of the Company and each of the Principal Subsidiaries has good and marketable title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all claims, liens, security interests, mortgages, pledges, charges or other encumbrances of any nature whatsoever except as disclosed in the Offering Memorandum or are not material to the business of the Company and its subsidiaries, taken as a whole. Each of the Company and the Principal Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Offering Memorandum as leased by it, with such exception as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such subsidiaries. Except as otherwise disclosed in the Offering Memorandum, each of the Company and the Principal Subsidiaries owns or possesses or is the valid licensee of all patents, trademarks, service marks and trade names necessary to carry on its business as described in the Offering Memorandum, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, if the subject of an unfavorable decision, ruling or finding, would result, individually or in the aggregate, in any material adverse change in, or affecting the business, operations, financial position or business prospects of the Company and its subsidiaries, taken as a whole.

         2.9 COMPLIANCE WITH APPLICABLE REGULATIONS. Except as disclosed in the Offering Memorandum, each of the Company and the Principal Subsidiaries
(a) has all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its


                                       5.

business as described in the Offering Memorandum (including, but not limited to, any such licenses, permits, consents, orders, approvals and other authorizations required by the United States Federal Communications Commission and the States where it offers service, (b) complies in all material respects with, and conducts its business in substantial conformity with (except for failures to conform which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole), all laws, regulations and orders applicable to it or its business, and (c) complies in all material respects with, and conducts its business in substantial conformity with (except failures to conform which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole), all such licenses, permits, consents, orders, approvals, authorizations issued by, and all agreements of the Company and/or any of the Principal Subsidiaries with, any governmental agency or body having jurisdiction over the Company and the Principal Subsidiaries.

         2.10 INVESTMENT COMPANY ACT OF 1940. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         2.11 COMPLIANCE WITH REGULATION S. The Company is a "reporting issuer" (as defined in Regulation S). The Company, its affiliates and any person acting on behalf of, or as agent of, any of the foregoing, whether as principal or agent, (a) has offered and sold the Units to the Purchasers only in an "offshore transaction" (as defined in Regulation S), (b) has not engaged with respect to the Securities in any "directed selling efforts" (as defined in Regulation S), in or directed toward the United States, (c) has complied with all "offering restrictions" (as defined in Regulation S) in respect of the Securities, (d) has not delivered the Offering Memorandum or any revision or amendment thereof or supplement thereto to any "U.S. person" (as defined in Regulations S) (other than its professional advisers), (e) has not made any offers or sales of any of the Units or any interest therein in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), and (f) has not made any sales of any of the Units or any interest therein to any person other than the Purchasers; provided, however, that insofar as this representation and warranty involves any broker-dealer participating in the offering, any affiliate of such broker-dealer or any officer, director, employee or agent of such broker-dealer, to the extent such broker-dealer is acting as placement agent for the offering of the Units, such representation and warranty is made by the Company solely on the basis of and in reliance upon the representations and warranties of such broker-dealer.

         2.12 REPRESENTATION AND WARRANTIES AT THE CLOSING. Each of the representations and warranties contained in this Section 2 is true and correct in all material respects as of the date of this Purchase Agreement. The Company will make the same representations and warranties at the Closing and such representations and warranties when so made will be true and correct in all material respects as of the Closing Date.

SECTION 3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees with Purchaser as follows:


                                       6.

         (a) As soon as practicable after the date hereof, but not later than three (3) business days prior to the Closing Date, the Company will prepare and furnish to Purchaser the Offering Memorandum, which will be in substantially the form of the Preliminary Offering Memorandum.

         (b) The Company will make available to Purchaser prior to the Closing Date the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished in accordance herewith.

         (c) Within seven (7) business days after the Restricted Period (as hereinafter defined) or at any time thereafter, the Company will deliver to Purchaser or its nominee who is acting as custodian therefor or any subsequent holder who has received a stock certificate representing the Shares which bears the legend described in section 4.5 (a) of this Purchase Agreement (the "Legended Stock Certificate"), without cost to such Purchaser or subsequent holder, a substitute stock certificate without restrictive legend described in section 4.5 (a) of this Purchase Agreement. The Company shall be required to deliver such substitute stock certificate only upon surrender of the Legended Stock Certificate which, in the case of any holder subsequent to Purchaser, must be duly endorsed for transfer or surrender.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER. Purchaser hereby represents, warrants and covenants to the Company as follows:

         4.1 COMPLIANCE WITH UNITED STATES SECURITIES LAWS. Purchaser understands and acknowledges that (a) the Shares have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S, which definition is set out in Schedule 3 hereto, a "U.S. Person"), unless such securities are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Securities Act, and (b) the Shares are being offered and sold pursuant to the terms of Regulation S under the Securities Act, which permits securities to be sold to non-U.S. Persons in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions.

         4.2     STATUS OF PURCHASER.

                 (a) Purchaser is purchasing the Designated Shares for its own account or for persons or accounts as to which it exercises investment discretion. Neither Purchaser nor such person or account is a U.S. Person. Purchaser has executed this Purchase Agreement outside the United States. The offer to Purchaser and sale of the Designated Shares has occurred outside the United States.

                 (b) Purchaser (and any person or account on whose behalf Purchaser is purchasing) is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in restricted securities such as the Designated Shares and has requested, received, reviewed and considered all information it deems relevant in making


                                       7.

a decision to execute this Purchase Agreement and to purchase the Designated Shares. Purchaser acknowledges that it is capable of evaluating the merits and risks of an investment in the Designated Shares.

                 (c) Purchaser acknowledges that the Company has made available to Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished in accordance herewith.

                 (d) Purchaser has agreed to purchase the Designated Shares for investment purposes and not with a view to a distribution. To the extent that the Shares are registered in the name of Purchaser's nominee, Purchaser confirms that such nominee is acting as custodian for Purchaser of such securities.

         4.3     RESTRICTIONS ON RE-SALE.

                 (a) For a period of forty (40) days following the Closing Date (the "Restricted Period"), Purchaser shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares. Purchaser shall not deliver the Preliminary Offering Memorandum, the Offering Memorandum or any revision or amendment thereof or supplement thereto to any person (other than its professional advisers).

                 (b) Purchaser understands that the Shares or any interest therein are only transferable on the books and records of the Transfer Agent and Registrar of the Common Stock of the Company and, with respect to the Warrants, on the books and records of the Company. Purchaser further understands that the Transfer Agent and Registrar will not register any transfer of the Shares, or any interest therein and that the Company will not register any transfer of the Shares or any interest therein which the Company in good faith believes violates the restrictions set forth herein.

                 (c) Unless registered under the Securities Act, any proposed offer, sale or transfer during the Restricted Period of any of the Shares, or any interest therein shall be subject to the condition that Purchaser must deliver to the Company (i) a written certification that neither record nor beneficial ownership of the Shares, or any interest therein, as the case may be, has been offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), (ii) a written certification of the proposed transferee that such transferee (or any account for which such transferee is acquiring such Shares, or any interest therein, as the case may be) is not a "U.S. person" (as defined in Regulation
S), that such transferee is acquiring such Shares, or such interest therein, as the case may be, for such transferee's own account (or an account over which it has investment discretion), and that such transferee is knowledgeable of and agrees to be bound by the restrictions on re-sale set forth in this section and Regulation S during the Restricted Period, and (iii) a written opinion of United States counsel, in form and substance satisfactory to the Company, to the effect that the offer,


                                       8.

sale and transfer of such Shares, or any interest therein, as the case may be, are exempt from registration under the Securities Act.

                 (d) Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) its rights under this Purchase Agreement, the Shares any interest therein otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder.

         4.4     LEGENDS.

                 (a) Purchaser agrees for the duration of the Restricted Period the stock certificates representing the Shares included in the Designated Units and the stock certificates representing the Warrant Shares issuable upon exercise of the Warrants included in the Designated Units shall bear the legend set forth below:

                 "The shares of Common Stock represented by this stock certificate have not been and will not be registered under the Securities Act of 1933, as amended, of the United States of America (the "Act") or any other securities laws and have been issued in reliance upon the exemption from such registration contained in Regulation S under the Act. The shares of Common Stock represented by this stock certificate may not be offered, sold or transferred in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S under the Act) prior to 40 days following the date of the closing of the last Unit sold pursuant to the Offering Memorandum dated September 7, 1995 unless registered under the Act or an exemption from the registration requirements of the Act is available."

         4.5 RE-OFFERS BY PURCHASER IN THE UNITED STATES. If Purchaser publicly re-offers all or any part of the Shares, Purchaser (and/or certain persons who participate in any such re-offer) may be deemed, under certain circumstances, to be an "underwriter" as defined in Section 2 (11) of the Securities Act. If Purchaser plans to make any such re-offer, it will consult with its counsel prior to any such re-offer in order to determine its liabilities and obligations under this Purchase Agreement, the Securities Act and any applicable state securities or blue sky laws.

         4.6 DUE EXECUTION. Delivery and Performance of the Purchase Agreement and Other Obligations. Purchaser has full right, power, authority and capacity to enter into this Purchase Agreement and to consummate the transaction contemplated hereby; if Purchaser is a company or corporation, the execution, delivery and performance of this Purchase Agreement by Purchaser have been duly authorized by all requisite corporate action of Purchaser. Upon the execution and delivery of this Purchase Agreement by Purchaser, this Purchase Agreement shall constitute the legal, valid and binding obligations of Purchaser, except as the enforceability


                                       9.

thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         4.7 AUTHORIZATION OF OFL TO ACCEPT DELIVERY OF THE DESIGNATED SHARES. Purchaser has authorized OFCO, on behalf of Purchaser (a) to accept delivery at the Closing on behalf of Purchaser during the Restricted Period,
(b) to hold the Designated Shares on behalf of Purchaser during the Restricted Period, and (c) to obtain from the Company within seven (7) business days after the Restricted Period a substitute stock certificate or certificates representing the Shares without the restrictive legend described in Section 4.5
(a) of this Purchase Agreement.

         4.8 REPRESENTATIONS AND WARRANTIES AT THE CLOSING. Each of the representations and warranties contained in this Section 4 is true and correct as of the date of this Purchase Agreement. Purchaser will make the same representations and warranties on the Closing Date and such representations and warranties when so made will be true and correct as of the Closing Date.

SECTION 5.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         Notwithstanding any investigation made by either party to this Purchase Agreement, all covenants, agreements, representations and warranties made by the Company and Purchaser herein and in the Designated Shares delivered pursuant hereto shall survive the execution of this Purchase Agreement, the delivery to Purchaser of the Designated Shares and the receipt by the Company of payment for the Designated Shares.

SECTION 6.       NOTICES.

         All notices, demands, consents or other communications under this Purchase Agreement shall be given or made in writing and shall be delivered personally, or sent by certified or registered airmail, postage prepaid, or sent by facsimile transmission with a confirmation copy sent by mail as aforesaid, and shall be deemed given when so personally delivered, or if mailed as aforesaid, ten (10) days after the same shall have been posted or if sent by facsimile, at the earlier of (i) as soon as written or telephonic confirmation is received both from the party to whom it was sent that the message has been received or (ii) ten (10) days after the confirmation is posted:

         (a) if to the Company, at its address as set out at the head of this Purchase Agreement, or at such address or addresses as may have been furnished to Purchaser in writing by the Company;

         (b) if to Purchaser, at its address as set out following Purchaser's signature on the signature page to this Purchase Agreement, or at such other address or addresses as may have been furnished to the Company in writing by Purchaser; or


                                      10.

         (c) if to any transferee or transferees of Purchaser, at such address or addressees as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

SECTION 7.       AMENDMENT.

         No amendment, interpretation or waiver of any of the provisions of this Purchase Agreement shall be effective unless made in writing and signed by the parties to this Purchase Agreement.

SECTION 8.       HEADINGS.

         The headings of the sections and sub-sections of this Purchase Agreement are used for convenience only and shall not affect the meaning or interpretation of the contents of this Purchase Agreement.

SECTION 9.       ENFORCEMENT.

         The failure to enforce or to require the performance at any time of any of the provisions of this Purchase Agreement shall in no way be construed to be a waiver of such provisions, and shall not affect either the validity of this Purchase Agreement or any part hereof or the right of any party thereafter to enforce each and every provision in accordance with the terms of this Purchase Agreement.

SECTION 10.      GOVERNING LAW.

         This Purchase Agreement and the relationships of the parties in connection with the subject matter of the Purchase Agreement shall be governed by and determined in accordance with the substantive laws of the State of California, in the United States of America, applicable to agreements made and to be performed entirely therein.

SECTION 11.      SEVERABILITY.

         If any provision of this Purchase Agreement is held to be invalid or unenforceable by any judgement of a tribunal of competent jurisdiction, the remainder of the Purchase Agreement shall not be affected by such judgement, and the Purchase Agreement shall be carried out as nearly as possible according to its original terms and intent.

SECTION 12.      COUNTERPARTS.

         This Purchase Agreement may be executed in counterparts, all of which shall constitute one agreement, and each such counterpart shall be deemed to have been made, executed and delivered on the date set out at the head of this Purchase Agreement without regard to the dates or times when such counterparts may actually have been made, executed or delivered.


                                      11.

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.


PHOENIX NETWORK, INC.                       PURCHASER'S NAME

By:
   --------------------------------         ------------------------------------

Name:
     ------------------------------         ------------------------------------

Title:
      -----------------------------         ------------------------------------


                                            Duly executed by:


                                            ------------------------------------
                                            Title:


Aggregate number of
Designated Shares:                          PURCHASER'S ADDRESS:

                                            ------------------------------------

-----------------------------------         ------------------------------------

                                            ------------------------------------

Total purchase price


-----------------------------------         ------------------------------------

Stock certificate resignation instructions:

Name of Holder:
                ----------------------------------------------------------------

Address of Holder:
                  --------------------------------------------------------------

--------------------------------------------------------------------------------


                                      12.

                                   SCHEDULE 1

                                     TO THE

                               PURCHASE AGREEMENT

                             FORM OF LEGAL OPINION
                           OF COUNSEL TO THE COMPANY

                                                                   (_____), 1995

To each of the Purchasers
Listed on Schedule A hereto

Gentlemen:

         We have acted as counsel to Phoenix Network, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company to the purchasers listed on Schedule A hereto (the "Purchasers"), of an aggregate of ____________ Shares (the "Shares"), of the Company's common stock, par value $.001 per share (the "Common Stock") between the Company and the Purchasers each dated as of ___________, 199__ (the "Purchase Agreements"). This opinion is furnished to you pursuant to section 1 (e) (i) of the Purchase Agreements. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Purchase Agreements.

         We have participated in the preparation of the Offering Memorandum dated (XXX) (the "Offering Memorandum"), have examined executed counterparts of each Purchase Agreement, have examined the proceedings of the Company in connection with the approval thereof and the authorization of the transactions contemplated thereby and have further examined such corporate records and documents of the Company and certificates of officers of the Company and public officials as we have deemed relevant and necessary to enable us to render this opinion.

         For the purpose of our opinions set forth below, to the extent they are qualified by "to our knowledge," we have not conducted any independent inquiry other than (i) a review of those documents which we have deemed relevant and necessary as a basis for the opinion expressed herein, and (ii) discussions with officers of the Company and the Principal Subsidiaries. However, nothing has come to our attention in the course of our representation of the Company as described above which would cause us to believe that the opinions expressed herein are inaccurate. In addition, opinions given "to our knowledge" are based on the actual knowledge of lawyers in our firm who have devoted substantive attention to the representation of the Company.

         We have relied on the accuracy of certain representations and warranties of the Company and the Purchasers contained in the Purchase Agreements and have relied upon such records, documents and certificates with respect to the accuracy of certain factual matters without


                                       1.

independent verification of the matters covered thereby. In our examination of such records, documents and certificates, we have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies of original documents, the authenticity of the originals of such latter documents, and the accuracy of the statements contained in such certificates.

         We express our opinion solely as to the laws of the general corporate laws of the State of California, the general corporate laws of the State of Delaware and the laws of the United States. For Principal Subsidiaries that are incorporated in jurisdictions other than California or Delaware, for the purpose of our opinion in the first sentence of paragraph 4 below, we have relied solely on our review of the certificates of incorporation of such Principal Subsidiaries and on certificates of good standing for the appropriate governmental authorities in those jurisdictions. For the purpose of our opinion in paragraph 2 and the second sentence of paragraph 4 below, we have relied solely on the certificate (the "Officers' Certificate") of officers of the Company as to certain matters of fact, a copy of which is attached hereto as Schedule B, and on certificates of good standing from the appropriate governmental authorities in the specified jurisdictions.

         Based upon the foregoing and in reliance thereon, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted and as described in the Offering Memorandum.

         2. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction indicated in the Officer's Certificate where it is stated to have significant contacts and where the failure to so qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         3. To our knowledge, the authorized and outstanding capital stock of the Company is as set out in the Offering Memorandum.

         4. Each of the Principal Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted and as described in the Offering Memorandum. Each Principal Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction indicated in the Officer's Certificate where it is stated to have significant contact and where the failure to so qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         5. To our knowledge, all of the outstanding shares of capital stock of the Principal Subsidiaries that are owned directly by the Company are owned by the company, free and clear of any claim, lien, security interest, mortgage, pledge, charge, encumbrance or other restriction


                                       2.

of any nature whatsoever, except as disclosed in the Offering Memorandum or as described in the Purchase Agreements. To our knowledge, all of the outstanding shares of capital stock of the Principal Subsidiaries that are owned indirectly by the Company through a subsidiary, are owned by such a subsidiary, free and clear of any claim, lien, security interest, mortgage, pledge, charge, encumbrance or other restriction of any nature whatsoever.

         6. The Company has the corporate power and authority to authorize the issuance, sale and delivery of, and to issue, sell and deliver, the Units on the terms and conditions set forth in the Purchase Agreements, free of any pre-emptive rights. To our knowledge, no consent or approval by the stockholders of the Company is required to be obtained by the Company for the consummation of the issuance, sale and delivery of the Units by the Company to the Purchasers pursuant to the Purchase Agreements or the Warrant Shares pursuant to the terms of the Warrants.

         7. The Securities comprising the Units conform to the description thereof contained in the Offering Memorandum and the Shares and the Warrant Shares conform to the terms of the Common Stock contained in the Company's Certificate of Incorporation.

         8. The offer, issuance, sale and delivery of the Units to the Purchasers pursuant to the Purchase Agreements have been duly authorized by all necessary corporate action on the part of the Company. The Shares, as and when issued and delivered to the Purchasers pursuant to the Purchase Agreements, and upon receipt by the Company of the payment by the Purchasers of the purchase price therefor, will be validly issued and outstanding, fully paid and non-assessable, will not be subject to any pre-emptive or similar right, and the Purchasers will receive valid and marketable title to the Shares, free of any adverse claim, assuming that such Purchasers have no notice of any adverse claim, except such as may have been created by the Purchasers in respect of the Shares purchased by such Purchasers and except for restrictions on transfer imposed by the Securities Act. The Warrants have been duly and validly executed and delivered by the Company and constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         9. The Warrant Shares have been duly and validly authorized and reserved for issuance. The Warrant Shares, as and when issued and delivered in accordance with the terms of the Warrants, and upon receipt by the Company of the exercise price therefor, will be duly and validly issued and outstanding, fully paid and non-assessable, and will not be subject to any pre-emptive or similar right.

         10. The Purchase Agreements have been duly authorized, executed and delivered by the Company and, assuming due execution and delivery thereof by the Purchasers, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by


                                       3.

any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         11. The execution, delivery and performance of the Purchase Agreements by the Company does not, and the issuance sale and delivery by the Company to the Purchasers of the Units and Warrant Shares will not, result in a breach or violation by the Company of, or constitute a default by the Company under, (a) the Company's Certificate of Incorporation or By-laws or (b) to our knowledge, any statute of law applicable to the Company or any of the Principal Subsidiaries or any order, rule or regulation applicable to the Company or any of the Principal Subsidiaries of any court, governmental agency or body having jurisdiction over the Company, any such Principal Subsidiary or any of their respective properties.

         12. To our knowledge, the execution, delivery and performance of the Purchase Agreements by the Company does not, and the issuance, sale and delivery by the Company to the Purchasers of the Units and the Warrant shares will not, violate or conflict with or result in a breach of or constitute a default (or an event which might, with the passage of time or the giving of notice, or both, constitute a default) under, or result in the creation or imposition of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature upon any of the properties or assets of the Company or any of the Principal Subsidiaries pursuant to the terms of, any indenture, mortgage, agreement, contract, deed of trust, promissory note, or other agreement or instrument to which the Company or any of the Principal Subsidiaries is a party or by which any of them is bound or to which any of the properties or the Company of any of the Principal Subsidiaries is subject.

         13. To our knowledge, except as disclosed in, or by information incorporated by reference in, the Offering Memorandum, there are no actions, suits, investigations of proceedings pending to which the Company or any of its subsidiaries is a party, before or by any court or governmental agency or body in which in our opinion would result, individually or in the aggregate, in any material adverse change in the financial conditions or results of operations of the Company and its subsidiaries, taken as a whole, or which would materially and adversely affect the properties or assets thereof, taken as a whole; and no such actions, suits, investigations or proceedings are threatened by any person, corporation or governmental agency or body.

         14. No consent, approval, authorization or order of, or registration or qualification with, any court or governmental agency or body or national securities exchange, and which has not been made or obtained by the Company, is required to be obtained by the Company for the issuance, sale or delivery of the Units to the Purchasers pursuant to the Purchase Agreements or the Warrant Shares pursuant to the terms of the Warrants.

         15. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.


                                       4.

         The foregoing opinions are subject to the following qualification:

                 a. We express no opinion as to the enforceability of any disclaimer, limitation of liability, release or legal or equitable discharge of any defence, provision for liquidated damages, waiver of a constitutional, statutory or common law right, consent to jurisdiction or provision releasing or indemnifying a party against liability for its own wrongful or negligent acts.

         This opinion is rendered solely of the benefit of the Purchasers with respect to the Units issued, sold and delivered under the Purchase Agreements and is not to be used, circulated, quoted or referred to, or otherwise relied upon by any person, without our prior written consent.

                                        Very truly yours,


                                       5.

                                   SCHEDULE 2

                                     TO THE

                               PURCHASE AGREEMENT

                           CERTIFICATE OF THE COMPANY

         The undersigned, Wallace Hammond, Chief Executive Officer of Phoenix Network, Inc., (the "Company") does hereby certify that the representations and warranties of the Company as set out in Section 2 of the Purchase Agreements each dated as of ____________, 199__ by and between the Company and the Purchasers named therein, are true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

DATED this __________ day of _____________, 199_____


                                            --------------------------------
                                            Wallace Hammond
                                            Chief Executive Officer


                                       1.

                                  SCHEDULE 2.2

                                     TO THE

                               PURCHASE AGREEMENT

                          SUBSIDIARIES OF THE COMPANY

Phoenix Telecom, Inc. a wholly owned subsidiary incorporated in Delaware. Phoenix Network of New Hampshire, a wholly owned subsidiary incorporated in New Hampshire.


                                       1.

                                   SCHEDULE 3

                                     TO THE

                               PURCHASE AGREEMENT

                  DEFINITION OF U.S. PERSON UNDER REGULATION S

1.       U.S. Person

         (a)     "U.S. person" means:

                 (i)      Any natural person resident in the United States;

                 (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                 (iii) Any estate of which any executor or administrator is a U.S. person;

                 (iv)     Any trust of which any trustee is a U.S. person;

                 (v) Any agency or branch of a foreign entity located in the United States;

                 (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                 (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer other fiduciary, organized, incorporated, or (if an individual) resident in the United States; and

                 (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501 (a) of the Securities Act) who are not natural persons, estates or trusts.

         (b) Notwithstanding paragraph (1) (a) of this rule, any discretionary account or similar account (other than and estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."


                                       1.

         (c) Notwithstanding paragraph (1) (a), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                 (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

                 (ii)     The estate is governed by foreign law.

         (d) Notwithstanding paragraph (1) (a), any trust of which any professional fiduciary acting as a trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

         (e) Notwithstanding paragraph (1) (a), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

         (f) Notwithstanding paragraph (1) (a), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                 (i) The agency or branch operates for valid business reasons; and

                 (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.


         (g) The International Monetary Fund, the International Bank for Reconstruction and Development, the International American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

2. United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.


                                       2.

                                   SCHEDULE A

                                     TO THE

                               PURCHASE AGREEMENT

                             SCHEDULE OF PURCHASERS

    NAME AND ADDRESS               NUMBER OF SHARES             PURCHASE PRICE
Chemical Bank                            30,000                      $82,500
4 New York Plaza
New York, New York 64634
Further Bank of Bermuda
(Isle of Man) Ltd.
A/C 100400002
As for Register
(Ground Floor, Receive Window)

Daly & Co.                              109,000                     $299,750
M&T Trust Co.
P.O. Box 1377
Buffalo, NY 14240

Duncan John LLoyd Fitzwilliams           12,000                      $33,000
Fisher's Copse House
Bradfield, Berks RG7 6LN

James Glynn West                         23,000                      $63,250
Orchard House
Eastling
Nr. Faversham
Kent, England ME13 0AZ

Wood Gundy London Limited               200,000                     $550,000
Cotton's Centre
Cottons Lane
London, England SE1 2QA

Benin Limited                            11,000                      $30,250
PO Box 472
St Peter's House
Le Bordage
St Peter Port
Guernsey GY1 6AX


                                       1.

    NAME AND ADDRESS               NUMBER OF SHARES             PURCHASE PRICE
John Edward Morrell                      10,000                      $27,500
51 Talbot Road
London,England W.2 5.JJ

Hamish Moir MacKenzie                     5,000                      $13,750
11 Dealty Road
London, England SW15 6NL

Juliet MacKenzie                          5,000                      $13,750
11 Dealty Road
London, England SW15 6NL

Morton Associates                       200,000                     $550,000
5th Floor, Byron House
7-9 St James's St.
London, England SW1A 1EE

R.H.G. Williams                          10,000                      $27,500
C/O Oakes, Fitzwilliams & Co. Ltd.
Byron House
7-9  St James's St.
London, England SW1A 1EE

Weng Fook Co. Ltd.                      150,000                     $412,500
Room 906
Takshing House
20 Des Voeux Road
Central, Hong Kong

Cudd & Co.                              415,000                   $1,141,250
U.S. Custodian:
Chase Manhattan Bank N.A.
1 Chase Manhattan Plaza
New York, NY 10081

Cudd & Co.                              145,000                     $398,750
U.S. Custodian:
Chase Manhattan Bank N.A.
1 Chase Manhattan Plaza
New York, NY 10081

                                       2.

    NAME AND ADDRESS               NUMBER OF SHARES             PURCHASE PRICE
Oakes Fitzwilliams Executive              3,000                       $8,250
Death Benefit & Retirement
Scheme No.2 (DJLF)
Byron House
7-9 St. James's Street
London, England SW1A 1EE

TEPE & Co.                              181,000                     $497,750
15 Broad Street
New York, NY 10005

Spear Leeds & Kellogg                    60,000                     $165,000
120 Broadway
New York, NY 10271
USA
Attn: Ms. Pamela Simons
For A/C 49 WN 5519

Oakes, Fitzwilliams & Co. Ltd.          273,000                     $750,750
A/C Client
Byron House
7-9 St. James's St.
London England SW1A 1EE

Tuvalu Limited                           11,000                      $30,250
PO Box 472
St Peter's House
Le Bordage
St Peter Port
Guernsey GY1 6AX

Oakes, Fitzwilliams & Co. Ltd.           32,000                      $88,000
A/C Client
Byron House
7-9 St. James's St.
London, England SW1A 1EE

Solar Group S.A.                        200,000                     $550,000
14 Camden North
Paget
Bermuda DV-03


                                       3.

    NAME AND ADDRESS               NUMBER OF SHARES             PURCHASE PRICE
Willbro Nominees Limited                 90,000                     $247,500
PO Box 515
6 Broadgate
London, England EC2M 2RP

Royal Skandia Life Assurance Ltd.       100,000                     $275,000
Skandia House
Finch Road
Douglas
Isle of Man

Oakes, Fitzwilliams & Co. Ltd.           25,000                      $68,750
A/C Client
Byron House
7-9 St. James's St.
London, England SW1A 1EE

                                      2,300,000                   $6,325,000

                                       4.